UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2022

Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10706 Beaver Dam Road

Hunt Valley, MD 21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 21, 2022, Sinclair Television Group, Inc. (“STG”), a wholly-owned subsidiary of Sinclair Broadcast Group, Inc. (the “Company”), entered into the Fourth Amendment (the “Fourth Amendment”) to the Seventh Amended and Restated Credit Agreement, dated as of August 23, 2019, as amended (the “Bank Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto (the “Guarantors”) and the lenders and other parties thereto.

Pursuant to the Fourth Amendment, STG raised Term B-4 Loans (as defined in the Bank Credit Agreement) in an aggregate principal amount of $750 million (the “Term B-4 Loans”). The Term B-4 Loans mature in April 2029. The Term B-4 Loans were issued at 97% of par and bear interest, at STG’s option, at Term SOFR plus 3.75% (subject to customary credit spread adjustments) or base rate plus 2.75%. The proceeds from the Term B-4 Loans were used to refinance all of STG’s outstanding Term B-1 Loans (as defined in the Bank Credit Agreement) and to redeem STG’s outstanding 5.875% senior notes due 2026. In addition, the maturity of $612.5 million of the revolving commitments under the Bank Credit Agreement were extended to April 2027 pursuant to the Fourth Amendment.

The foregoing summary does not purport to be a complete statement of the terms under the Fourth Amendment or the Bank Credit Agreement and the transactions contemplated thereby, and such summary is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached as an exhibit to this filing, and the Bank Credit Agreement, a copy of which was filed as an exhibit to the Company’s periodic report on Form 8-K filed on August 23, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Fourth Amendment, dated as of April 21, 2022, to the Seventh Amended and Restated Credit Agreement by and among Sinclair Television Group, Inc., Sinclair Broadcast Group, Inc., the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By:	/s/ David R. Bochenek
Name:	David R. Bochenek
Title:	Senior Vice President / Chief Accounting Officer

Dated: April 21, 2022